UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-9877

CALVERT SOCIAL INDEX SERIES, INC.
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2009


Item 1. Report to Stockholders.


Calvert

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March 31, 2009

Semi-Annual Report

Calvert Social Index Fund

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Table of Contents

President's Letter
1

SRI Update
5

Portfolio Management Discussion
8

Shareholder Expense Example
11

Statement of Net Assets
13

Statement of Operations
30

Statements of Changes in Net Assets
31

Notes to Financial Statements
33

Financial Highlights
38

Explanation of Financial Tables
42

Proxy Voting and Availability of Quarterly Portfolio Holdings
44

Basis for Board's Approval of Investment Advisory Contract
44

Dear Shareholder:

As you are well aware, we are facing one of the most volatile and difficult periods on record for the global financial markets. Over our six-month reporting period ended March 31, the markets were challenged by expanding worldwide recession, rising unemployment, corporate bailouts, and the collapse of several key financial institutions. In response, governments around the world began to implement stimulus measures to inject liquidity into the financial system, support banks, and thaw the credit markets.

Reflecting the struggle of economies worldwide, nearly all segments of the financial markets showed steep declines for the six-month reporting period. Money market funds and Treasuries were exceptions as investors became extremely risk-averse. Major stock indexes hit 12-year lows during this period, with a six-month loss of 30.54% for the Standard & Poor's 500 Index and a decline of 30.84% for international stocks as measured by the MSCI EAFE IMI.1 Despite an upturn in March, U.S. stocks of every style, strategy, and capitalization range fell during this six-month period, with the most notable losses experienced in the small-company and value indexes. The Barclays Capital Aggregate Bond Index managed to post a gain of 4.70%, primarily as a result of its holdings of Treasuries.

Economic data released at the beginning of 2009--from figures on gross domestic product (GDP), housing, and jobs, to consumer confidence, manufacturing, and corporate earnings data--confirmed that the global economic recession was synchronized and deepening. In response, the Federal Reserve signaled its intention to provide additional capital injections and guarantees for banks to help normalize the credit market environment.

Relief for Markets Under Pressure

Although the statistics and market conditions appear grim, we do see cause for some optimism. An unprecedented amount of resources by historical standards is being directed at repairing the struggling financial markets. The U.S. Federal Reserve and Treasury Department are doing all they can to get credit flowing freely through the system again, as are policy makers around the globe. The Treasury's new Public-Private Investment Program, announced in March, is designed to remove toxic assets from bank balance sheets and encourage lending to businesses and consumers, which is essential for market recovery.

With concerted action on the home front, and the type of global cooperation signified at the G20 meeting, we believe our financial system will recover--slowly, and with new financial oversight, transparency, and regulations in place.

Sustainable and Responsible Investing (SRI)

One of the harshest lessons of this crisis is the damage that results from weak corporate governance, inadequate regulatory oversight, and the short-term profit focus of many financial institutions. Notably, because of our corporate governance criteria, Calvert's actively managed SRI equity funds avoided many of the worst-hit companies, such as Lehman Brothers, Citigroup, and Merrill Lynch.

The Obama administration and the new Congress have taken office at a time of extraordinary crisis, but also potential opportunity. We now have the chance to contain the recession, shore up the financial system, invest in a green economic renewal, and address the challenge of climate change--all at the same time.

In this environment, we believe that the opportunities for sustainable and responsible investors are brighter--and more important--than ever. In the last six months, we made progress on a number of sustainable and responsible investment initiatives.

We have been active in advocating for stronger corporate governance and financial market regulations, particularly in the areas of executive compensation, shareholder rights, and greater corporate transparency. In January, Calvert sent recommendations to the Obama transition team regarding critical governance reforms. In March, Calvert joined with Social Investment Forum leaders to meet with SEC Commissioners to discuss shareholder rights and the need for greater disclosure on the part of companies. Advocating for these types of reforms is our top priority for 2009.

We promoted the Calvert Women's Principles (CWP) Initiative to help all kinds of organizations and investors learn about and implement the CWP through practical guidance and programs. Initiative partners have already participated in meetings for the San Francisco Gender Equality Principles Initiative and a March event sponsored by the U.N. Global Compact and the U.N. Development Fund for Women (UNIFEM) to advance women in the workplace, which featured the CWP as a baseline for a set of global women's principles.

Our New SRI Strategies

We have expanded our SRI family of funds to provide investors with greater choice as well as greater opportunity to influence corporate behavior. Our Calvert Solution™ and Calvert SAGE™ (Sustainability Achieved through Greater Engagement) Strategies now accompany our original core approach--Calvert Signature™ Strategies. Our Solution funds are geared toward addressing pressing environmental, sustainability, and governance (ESG) challenges through investing in sectors like alternative energy or water renewal. Our SAGE funds invest in and engage with selected companies that are willing to work toward specific ESG improvements.

In October 2008, Calvert Global Water Fund, which is our second Calvert Solution portfolio, began trading. Also, at the end of 2008, we launched Calvert Large Cap Value Fund, the first offering under our Calvert SAGE investment approach.

Looking Ahead

With the current recession well into its 16th month, it is clear that this is no ordinary recession. Although recovery may be protracted and volatile, we are also optimistic that the coordinated, global efforts of governments to shore up the financial system and reinvigorate the economy will prove effective over the long run.

In our view, the extreme pessimism in the markets and low valuations for all kinds of companies, even those with solid balance sheets and prospects, are creating some of the most attractive investment opportunities on record for investors with long-term time horizons. In the short term, however, we are likely to continue to see sharp pull-backs followed by short-lived rallies.

Review Your Financial Goals

The financial markets will probably continue to be volatile for the foreseeable future. In this environment, it's critical to maintain a long-term view of your investments. Investors who sell indiscriminately now may lock in substantial losses and, perhaps, miss the rebound when stocks, bonds, and other assets eventually recover. Now is a good time to meet with your financial advisor to review your strategic asset allocation and current portfolio holdings.

We also encourage you to visit our newly enhanced website, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.
April 2009

1. Morgan Stanley Capital International Europe Australasia Far East Investable Markets Index (MSCI EAFE IMI).

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

SRI Update
from the Calvert Sustainability Research Department

The last six months have been a challenging time to be an investor. The financial crisis we've witnessed has shaken the foundations of Wall Street and the broader global economy. Experts widely agree that excessive speculation, lack of effective regulatory oversight of the financial markets, and a number of corporate governance failures were some of the main causes of the meltdown we've experienced.

Though these lessons are painful, there is a silver lining. In an effort to prevent similar situations from happening again, the fundamental assumptions about the appropriate balance between government and markets in general are being carefully reviewed. Calvert is right in the middle of the debate, using our position as a shareholder to press for governance improvements--particularly in the areas of executive compensation, shareholder rights, and greater corporate transparency--and increasingly adding our voice to the policy debate in Washington, D.C. around regulatory reforms.

It is notable that the corporate governance standards for your funds helped us avoid many of the companies that have dominated the news headlines about the turmoil. We are also pleased to see support in the new administration and Congress for a green economic renewal and for tackling the challenge of climate change. In this environment, we believe that the opportunities for sustainable and responsible investors are brighter--and more important--than ever.

In the last six months, we made progress on a number of sustainable and responsible investment (SRI) initiatives, which we describe in more detail below.

Calvert's New SRI Strategies

Recognizing that investors want choice in how they meet their financial goals and impact corporate responsibility and sustainability practices, Calvert debuted its new line-up of SRI strategies during the reporting period:

Calvert Signature™ Strategies--Calvert's original approach, comprising two distinct research frameworks: a rigorous review of financial performance and a thorough assessment of environmental, sustainability, and governance performance.

Calvert Solution™ Strategies--A thematic approach to solving some of today's most pressing environmental and sustainability challenges. The Solution Strategies currently include alternative energy and water.

Calvert SAGE™ Strategies--An "enhanced engagement" approach emphasizing strategic engagement to advance environmental, sustainability, and governance performance in companies that may not meet certain standards today, but have the potential to improve. The first new product in this category is Calvert Large Cap Value Fund, one of the few SRI funds in this category.

Each of Calvert's three approaches is different, yet equally strong in performance potential and ability to influence corporate responsibility. For more information, please visit our website at www.calvert.com/sri.html.

Shareholder Advocacy

So far in 2009, we have filed or co-filed 31 shareholder resolutions in a variety of areas--and more than one-third have already been withdrawn after receiving a commitment from company management on the issue. In addition to the ones discussed below, about one-quarter were filed to encourage sustainability disclosure and six were in favor of board diversity. The financial crisis has played a role as well--we filed resolutions regarding responsible lending practices at two firms, and two more on loan servicing policy at Goldman Sachs and PNC Financial Group.1

Executive Compensation

Much of the discussion around the role corporations played in the financial crisis has centered on executive compensation--especially with regard to financial firms accepting federal support. In recent years, Calvert has stepped up its involvement in this core governance issue. In early 2009, we filed proposals with American Express and Huntington Bancshares asking the companies to provide shareholders with a "say on pay." Since both companies are participating in the Troubled Asset Relief Program (TARP), they are now required to hold a vote on this issue during next year's proxy season. Both companies also agreed to give public statements of support on the issues that Calvert raised, so we successfully withdrew our resolutions with the companies. Their public statements are important because they put pressure on other companies that have received taxpayer money to acknowledge say on pay as an evolving standard of good governance practice.

Tracking Political Spending

Calvert also signed on to a letter written by the Center for Political Accountability sent to 19 financial companies that received more than $1 billion under TARP. The letter called for these companies to establish board-level oversight and disclosure of corporate political spending. This action builds upon Calvert's direct engagement during the past several years with companies to advocate for such disclosure. This year, Calvert filed a resolution with U.S. Bancorp that resulted in an agreement from the company to provide the requested disclosure. These measures are part of the transparency and accountability necessary to rebuild investor and public trust.

Water Advocacy Issues

Water is quickly emerging as one of the most critical environmental and human rights issues of the 21st century. As such, Calvert launched Calvert Global Water Fund which is the only mutual fund addressing water issues with a specific focus on the use of advocacy as a component of its investment process. Calvert has been actively involved in the efforts to forge a global consensus concerning the human rights responsibilities of business connected to water--joining and participating in the United Nations Global Compact's CEO Water Mandate, among other action groups. On the company side, the focus has been on encouraging firms to improve disclosure and transparency regarding their water impacts through shareholder resolutions, letters to companies held by the fund, and ongoing dialogue.

Special Equities

A modest but important portion of certain portfolios is allocated to venture capital investment in companies that are developing products or services that address important sustainability or environmental issues. During the past six months, the program has focused on supporting earlier investments such as GROSolar.2 Vermont-based GROSolar is one of the four largest solar panel distributors in the U.S. The company is currently enjoying strong demand for its products and services--which should be further bolstered by solar-friendly provisions in the January economic stimulus package. Smart public relations efforts, such as a PBS-TV episode of "This Old House" featuring GROSolar CEO Jeff Wolfe, have certainly helped as well. The program showed how a Massachusetts couple quickly and affordably turned their modest 1970s-era house into a model for green technology.

Community Investments

Several of our Funds participate in Calvert's High Social Impact Investing (HSII) program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate 1% to 3% of Fund assets to investments that provide economic opportunity for struggling populations.3 Importantly, the loans underwritten by this program have remained extremely sound during a period in which other credit products have had negative returns. Shareholders can feel proud about the success of these investments on the basis of both financial return and societal impact.

In early 2009, the Foundation closed two loans to Fair Trade organizations such as PRODECOOP in Nicaragua, which provides its 2,318 member families assistance with sustainable coffee production practices and with marketing their coffee. The cooperative structure of the loans will strengthen the farmers' position during negotiations with coffee buyers--allowing them to earn a year-round income and provide their families with education and health services. We are proud to continue to support community investments, which help direct capital to meeting real human needs.

1. The following holdings represented the following percentages of Fund net assets as of March 31, 2009: Goldman Sachs 0.06% of CSIF Balanced Portfolio, 0.80% of CSIF Enhanced Equity Portfolio, 1.10% of Calvert Social Index Fund and 1.43% of Calvert Large Cap Value Fund. PNC Financial Group represented 0.21% of Calvert Enhanced Equity Portfolio and 0.29% of Calvert Social Index. American Express represented 0.10% of CSIF Enhaned Equity Portfolio, 0.06% of CSIF Balanced Portfolio, and 0.33% of Calvert Social Index Fund. Huntington Bancshares represented 0.01% of Calvert Social Index Fund. U.S. Bancorp represented 0.59% of Calvert Social Index Fund and 0.46% of CSIF Enhanced Equity Portfolio.

2. As of March 31, 2009, GROSolar represented 0.55% of CSIF Equity Portfolio.

3. As of March 31, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Capital Accumulation Fund 1.94%, Calvert World Values International Equity Fund 1.46%, Calvert New Vision Small Cap Fund 1.65%, and Calvert Large Cap Growth Fund 0.42%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

All holdings are subject to change without notice.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion

Natalie A. Trunow
Senior Vice President, Head of Equities
Calvert Asset Management Company

Calvert Social Index Fund returned -32.22% for the six-month period ended March 31, 2009, underperforming the -30.58% return of the Calvert Social Index (CSI). The Fund's lower return was primarily the result of fund expenses and large cash flows during volatile markets.

Investment Climate

U.S. equity markets suffered sharp losses over the period as investors dealt with a nearly unending drumbeat of bad news for the economy. The Russell 1000® Index, a measure of the performance of U.S. large- and mid-cap stocks, was down 30.59% for the period.

The cautious tone we sounded back on September 30, 2008 sounds almost optimistic in retrospect. The issue at the core of the crisis--the breakdown and unwinding of the unsustainable amount of leverage by investors, individuals, and corporations--remains the overarching problem for markets and economies around the globe. Multiple rounds of massive government intervention around the world have aimed to shore up the capital positions of banks and other financial institutions in order to restore lending to

Portfolio Statistics
March 31, 2009
Investment Performance
(total return at NAV*)
	6 Months ended 3/31/09	12 Months ended 3/31/09
Class A	-32.22%	-39.10%
Class B	-32.56%	-39.73%
Class C	-32.59%	-39.69%
Class I	-32.00%	-38.73%
Calvert Social Index	-30.58%	-37.21%
Lipper Multi Cap
Core Funds Average	-29.68%	-38.05%

Ten Largest Stock Holdings
	% of Net Assets
AT&T, Inc.	3.4%
Johnson & Johnson	3.3%
Microsoft Corp.	3.3%
Procter & Gamble Co.	3.2%
International Business
Machines Corp.	3.0%
JPMorgan Chase & Co.	2.3%
Cisco Systems, Inc.	2.3%
Apple, Inc.	2.1%
Pfizer, Inc.	2.1%
Intel Corp.	1.9%
Total	26.9%

*Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

______________________________________________

individuals and businesses. To date, these programs and policies have met with only limited success as eroding markets and tight credit have further hurt the economy at home and abroad.

What started out as a seemingly isolated problem with exotic mortgages has now become a full-blown global recession with rising rates of bankruptcy and business failures. As problems have spread from the financial industry to the real economy, companies have reduced production and capital expenditures and unemployment has risen above 8% at a far faster pace than many economists expected. With housing prices and retirement savings declining steadily and jobs feeling less secure, consumers have retrenched and now favor thrift and saving over buying and borrowing.

Investment Strategy

Calvert Social Index Fund is managed using a passive investment strategy, with the objective of matching the day-to-day performance of the CSI as closely as possible. We do this by buying all, or virtually all, of the stocks in the CSI and holding them in the same proportion. Variation in the Fund's total return generally reflects the variation in the total return of the CSI.

In absolute terms, the Fund and the Index performed poorly over the last six months, although generally in line with other funds and benchmarks. Four economic sectors make up almost 75% of the CSI--Information Technology, Financials, Health Care, and Consumer Staples. Therefore, performance in these four sectors often drives overall Index and Fund performance.

The CSI's largest weighting was to Information Technology. As bad as that sector's more-than -20% loss was for the period, it was still better than the overall performance of the CSI, so it was a relatively good place to be invested. Unfortunately, the Index's next- largest sector was the very troubled Financials sector. This sector performed much worse than the CSI as a whole, losing nearly half of its value during the period. Still, Calvert's sustainability and responsibility criteria kept the Index out of some of the most problematic financial firms, holdings of which led to much greater losses in other benchmarks.

Health Care and Consumer Staples had among the best relative performances in the CSI. However, Calvert's sustainability and responsibility criteria tended to hurt these sectors' performance relative to other equity benchmarks.

Outlook

For the rest of 2009, we expect to see further economic weakening with equity markets positioning for a rebound. Historically, economic cycles have a median recession-to-recovery time span of 11 months. But with the current recession well into its 16th month and no immediate upturn evident, it is clear that this is no ordinary recession. However, we do expect the economy to start recovering sometime in 2010.

Once the unprecedented excesses of the multiple asset price bubbles of 2007-2008 are flushed out, we believe that a healthy foundation will emerge from which markets can recover. Most market participants are now aware of the depth of the recession and its global nature. As negative economic and earnings news continue to unfold throughout the year, we expect that extreme market pessimism will create some of the most attractive investment opportunities on record for investors with long-term objectives. In the short term, however, sharp pull-backs followed by short-covering and window-dressing rallies are likely to continue.

April 2009

Portfolio Statistics
March 31, 2009
Average Annual Total Returns
(with max. load)
Class A Shares
One year	-41.99%
Five Year	-8.18%
Since inception	-8.19%
(6/30/00)
Class B Shares
One year	-42.74%
Five Year	-8.39%
Since inception	-8.58%
(6/30/00)
Class C Shares
One year	-40.30%
Five Year	-8.19%
Since inception	-8.58%
(6/30/00)

Portfolio Statistics
March 31, 2009
Average Annual Total Returns
Class I Shares
One year	-38.73%
Five Year	-6.83%
Since inception	-7.25%
(6/30/00)

Economic Sectors	% of total investments
Consumer Discretionary	9.5%
Consumer Staples	10.7%
Energy	2.6%
Financials	16.1%
Government	0.9%
Health Care	16.1%
Industrials	7.4%
Information Technology	29.2%
Materials	1.8%
Telecommunications Services	4.5%
Utilities	1.2%
Total	100%

Past performance does not reflect the deduction of taxes that a shareholder would pay on the Fund's distributions or the redemption of Fund shares. Past performance does not predict future results.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2008 to March 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

The Fund charges an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/08	Ending Account Value 3/31/09	Expenses Paid During Period* 10/1/08 - 3/31/09
Class A
Actual	$1,000.00	$677.80	$3.14
Hypothetical	$1,000.00	$1,021.19	$3.78
(5% return per year before expenses)
Class B
Actual	$1,000.00	$674.40	$7.31
Hypothetical	$1,000.00	$1,016.21	$8.80
(5% return per year before expenses)
Class C
Actual	$1,000.00	$674.10	$7.30
Hypothetical	$1,000.00	$1,016.21	$8.80
(5% return per year before expenses)
Class I
Actual	$1,000.00	$680.00	$0.88
Hypothetical	$1,000.00	$1,023.88	$1.06
(5% return per year before expenses)

* Expenses are equal to the Fund's annualized expense ratio of 0.75%, 1.75%, 1.75%, and 0.21% for Class A, Class B, Class C, and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365.

Statement of Net Assets
March 31, 2009
Equity Securities - 97.5%	Shares	Value
Aerospace & Defense - 0.1%
BE Aerospace, Inc.*	1,545	$13,395
Hexcel Corp.*	1,448	9,513
Spirit AeroSystems Holdings, Inc.*	1,610	16,052
		38,960

Air Freight & Logistics - 1.4%
C.H. Robinson Worldwide, Inc.	2,752	125,519
Expeditors International of Washington, Inc.	3,450	97,601
FedEx Corp.	4,714	209,726
United Parcel Service, Inc., Class B	11,152	548,901
		981,747

Airlines - 0.2%
Continental Airlines, Inc., Class B*	1,999	17,611
Delta Air Lines, Inc.*	11,244	63,304
Southwest Airlines Co.	11,882	75,213
		156,128

Auto Components - 0.3%
BorgWarner, Inc.	1,878	38,123
Gentex Corp.	2,177	21,683
Johnson Controls, Inc.	9,532	114,384
WABCO Holdings, Inc.	1,061	13,061
		187,251

Automobiles - 0.1%
Harley-Davidson, Inc.	3,768	50,454

Beverages - 1.9%
Hansen Natural Corp.*	1,186	42,696
PepsiCo, Inc.	25,341	1,304,555
		1,347,251

Biotechnology - 3.3%
Alexion Pharmaceuticals, Inc.*	1,259	47,414
Amgen, Inc.*	17,126	848,080
Amylin Pharmaceuticals, Inc.*	2,218	26,061
Biogen Idec, Inc.*	4,811	252,193
Cepheid, Inc.*	851	5,872
Genzyme Corp.*	4,379	260,069
Gilead Sciences, Inc.*	14,738	682,664
Myriad Genetics, Inc.*	1,504	68,387
Onyx Pharmaceuticals, Inc.*	899	25,666
OSI Pharmaceuticals, Inc.*	925	35,390
PDL BioPharma, Inc.	1,797	12,723
United Therapeutics Corp.*	376	24,850
Vertex Pharmaceuticals, Inc.*	2,610	74,985
		2,364,354

Equity Securities - Cont'd	Shares	Value
Building Products - 0.1%
Lennox International, Inc.	814	$21,538
Masco Corp.	5,765	40,240
Owens Corning, Inc.*	1,468	13,271
USG Corp.*	1,113	8,470
		83,519

Capital Markets - 3.6%
Affiliated Managers Group, Inc.*	664	27,695
Bank of New York Mellon Corp.	18,460	521,495
Charles Schwab Corp.	15,265	236,608
E*Trade Financial Corp.*	6,888	8,817
Eaton Vance Corp.	1,866	42,638
Federated Investors, Inc., Class B	1,552	34,548
Franklin Resources, Inc.	2,567	138,284
Goldman Sachs Group, Inc.	6,832	724,329
Investment Technology Group, Inc.*	677	17,277
Janus Capital Group, Inc.	2,429	16,153
Jefferies Group, Inc.	1,839	25,378
Lazard Ltd.	1,230	36,162
Legg Mason, Inc.	2,291	36,427
Northern Trust Corp.	3,610	215,950
SEI Investments Co.	2,188	26,715
State Street Corp.	6,999	215,429
T. Rowe Price Group, Inc.	4,210	121,501
TD Ameritrade Holding Corp.*	3,847	53,127
Waddell & Reed Financial, Inc.	1,372	24,792
		2,523,325

Chemicals - 1.2%
Air Products & Chemicals, Inc.	3,195	179,719
Airgas, Inc.	1,129	38,171
Ecolab, Inc.	2,851	99,015
International Flavors & Fragrances, Inc.	1,271	38,715
Lubrizol Corp.	1,088	37,003
Nalco Holding Co.	2,147	28,061
Praxair, Inc.	4,999	336,383
Sensient Technologies Corp.	767	18,025
Sigma-Aldrich Corp.	1,747	66,019
		841,111

Commercial Banks - 3.4%
Associated Banc-Corp.	1,928	29,768
BancorpSouth, Inc.	1,249	26,029
Bank of Hawaii Corp.	772	25,461
BB&T Corp.	8,938	151,231
City National Corp.	617	20,836
Comerica, Inc.	2,444	44,750
Commerce Bancshares, Inc.	967	35,102
Cullen/Frost Bankers, Inc.	886	41,589
Fifth Third Bancorp	8,352	24,388
First Horizon National Corp.	3,414	36,670
FirstMerit Corp.	1,209	22,004
Fulton Financial Corp.	2,805	18,597

Equity Securities - Cont'd	Shares	Value
Commercial Banks - Cont'd
Huntington Bancshares, Inc.	5,572	$9,250
KeyCorp	8,007	63,015
M&T Bank Corp.	1,272	57,545
Marshall & Ilsley Corp.	3,930	22,126
PNC Financial Services Group, Inc.	6,929	202,950
Popular, Inc.	3,877	8,452
Regions Financial Corp.	11,251	47,929
SunTrust Banks, Inc.	5,722	67,176
SVB Financial Group*	508	10,165
Synovus Financial Corp.	4,302	13,981
TCF Financial Corp.	2,004	23,567
US Bancorp	27,989	408,919
Valley National Bancorp	2,103	26,014
Wells Fargo & Co.	65,127	927,408
Westamerica Bancorporation	469	21,368
Whitney Holding Corp.	975	11,164
Wilmington Trust Corp.	1,023	9,913
Zions Bancorporation	1,797	17,665
		2,425,032

Commercial Services & Supplies - 0.3%
Avery Dennison Corp.	1,524	34,046
Brink's Co.	621	16,432
Covanta Holding Corp.*	1,977	25,879
Herman Miller, Inc.	868	9,253
Pitney Bowes, Inc.	3,360	78,456
RR Donnelley & Sons Co.	3,192	23,397
		187,463

Communications Equipment - 4.9%
ADC Telecommunications, Inc.*	1,766	7,753
Adtran, Inc.	975	15,805
Ciena Corp.*	1,357	10,557
Cisco Systems, Inc.*	95,305	1,598,265
CommScope, Inc.*	1,061	12,053
Corning, Inc.	25,360	336,527
EchoStar Corp.*	632	9,373
F5 Networks, Inc.*	1,298	27,193
Harris Corp.	2,180	63,089
InterDigital, Inc.*	683	17,635
JDS Uniphase Corp.*	3,259	10,592
Juniper Networks, Inc.*	8,559	128,898
Motorola, Inc.	34,212	144,717
Polycom, Inc.*	1,330	20,469
QUALCOMM, Inc.	26,562	1,033,527
Sonus Networks, Inc.*	3,003	4,715
Tellabs, Inc.*	5,892	26,985
		3,468,153

Equity Securities - Cont'd	Shares	Value
Computers & Peripherals - 8.4%
Apple, Inc.*	14,389	$1,512,572
Dell, Inc.*	27,977	265,222
Diebold, Inc.	1,062	22,674
EMC Corp.*	33,085	377,169
Hewlett-Packard Co.	38,970	1,249,378
International Business Machines Corp.	21,931	2,124,895
Lexmark International, Inc.*	1,222	20,615
NCR Corp.*	2,487	19,772
NetApp, Inc.*	5,291	78,518
QLogic Corp.*	1,975	21,962
SanDisk Corp.*	3,630	45,919
Seagate Technology LLC	7,845	47,148
Sun Microsystems, Inc.*	11,955	87,511
Teradata Corp.*	2,848	46,195
Western Digital Corp.*	3,572	69,082
		5,988,632

Construction & Engineering - 0.2%
AECOM Technology Corp.*	1,255	32,730
EMCOR Group, Inc.*	1,057	18,149
Quanta Services, Inc.*	3,181	68,233
		119,112

Construction Materials - 0.0%
Eagle Materials, Inc.	678	16,442

Consumer Finance - 0.6%
American Express Co.	16,800	228,984
Capital One Financial Corp.	6,349	77,712
Discover Financial Services	7,737	48,820
SLM Corp.*	7,379	36,526
		392,042

Containers & Packaging - 0.2%
AptarGroup, Inc.	1,036	32,261
Bemis Co., Inc.	1,626	34,097
Owens-Illinois, Inc.*	2,635	38,050
Sealed Air Corp.	2,559	35,314
Sonoco Products Co.	1,609	33,757
		173,479

Distributors - 0.1%
Genuine Parts Co.	2,580	77,039

Diversified Consumer Services - 0.3%
DeVry, Inc.	1,002	48,276
ITT Educational Services, Inc.*	628	76,252
Matthews International Corp.	469	13,512
Regis Corp.	694	10,028
Sotheby's	1,050	9,450
Strayer Education, Inc.	230	41,370
Weight Watchers International, Inc.*	548	10,166
		209,054

Equity Securities - Cont'd	Shares	Value
Diversified Financial Services - 4.1%
Bank of America Corp.	103,621	$706,695
CIT Group, Inc.	6,292	17,932
CME Group, Inc.	1,085	267,333
IntercontinentalExchange, Inc.*	1,169	87,056
JPMorgan Chase & Co.	60,416	1,605,857
Moody's Corp.	3,104	71,144
NYSE Euronext	4,192	75,037
The NASDAQ OMX Group, Inc.*	2,553	49,988
		2,881,042

Diversified Telecommunication Services - 3.8%
AT&T, Inc.	96,169	2,423,459
CenturyTel, Inc.	1,620	45,554
Embarq Corp.	2,306	87,282
Frontier Communications Corp.	5,039	36,180
tw telecom, Inc.*	2,386	20,878
Windstream Corp.	7,116	57,355
		2,670,708

Electric Utilities - 0.1%
Cleco Corp.	966	20,953
Hawaiian Electric Industries, Inc.	1,405	19,305
ITC Holdings Corp.	799	34,852
Portland General Electric Co.	1,189	20,914
		96,024

Electrical Equipment - 1.2%
Acuity Brands, Inc.	658	14,831
AMETEK, Inc.	1,716	53,659
Baldor Electric Co.	656	9,505
Belden, Inc.	752	9,407
Brady Corp.	763	13,452
Cooper Industries Ltd.	2,812	72,718
Emerson Electric Co.	12,222	349,305
Energy Conversion Devices, Inc.*	684	9,077
First Solar, Inc.*	734	97,402
General Cable Technologies Corp.*	856	16,966
GrafTech International Ltd.*	1,800	11,088
Hubbell, Inc., Class B	789	21,271
Regal-Beloit Corp.	517	15,841
Rockwell Automation, Inc.	2,046	44,685
Roper Industries, Inc.	1,447	61,425
SunPower Corp.*	682	16,218
Thomas & Betts Corp.*	890	22,268
Woodward Governor Co.	892	9,973
		849,091

Electronic Equipment & Instruments - 0.9%
Agilent Technologies, Inc.*	5,665	87,071
Amphenol Corp.	2,833	80,712
Anixter International, Inc.*	477	15,111
Arrow Electronics, Inc.*	1,936	36,900
Avnet, Inc.*	2,419	42,357

Equity Securities - Cont'd	Shares	Value
Electronic Equipment & Instruments - Cont'd
Dolby Laboratories, Inc.*	845	$28,823
Flextronics International Ltd.*	12,715	36,746
FLIR Systems, Inc.*	2,253	46,141
Ingram Micro, Inc.*	2,322	29,350
Itron, Inc.*	550	26,043
Jabil Circuit, Inc.	3,200	17,792
Mettler-Toledo International, Inc.*	542	27,821
Molex, Inc.	1,117	15,348
National Instruments Corp.	889	16,580
Tech Data Corp.*	796	17,337
Trimble Navigation Ltd.*	1,945	29,720
Tyco Electronics Ltd.	7,407	81,773
		635,625

Energy Equipment & Services - 0.6%
Cameron International Corp.*	3,520	77,194
Core Laboratories NV	372	27,216
Dril-Quip, Inc.*	462	14,183
Exterran Holdings, Inc.*	1,002	16,052
FMC Technologies, Inc.*	2,024	63,493
Global Industries Ltd.*	1,641	6,302
Helix Energy Solutions Group, Inc.*	1,300	6,682
Hercules Offshore, Inc.*	997	1,575
IHS, Inc.*	769	31,668
Key Energy Services, Inc.*	1,899	5,469
SEACOR Holdings, Inc.*	314	18,309
Smith International, Inc.	3,542	76,082
Superior Energy Services, Inc.*	1,226	15,803
Tidewater, Inc.	834	30,966
Unit Corp.*	763	15,962
		406,956

Food & Staples Retailing - 2.4%
BJ's Wholesale Club, Inc.*	967	30,934
Costco Wholesale Corp.	6,998	324,147
CVS Caremark Corp.	23,214	638,153
Ruddick Corp.	657	14,750
SUPERVALU, Inc.	3,445	49,195
SYSCO Corp.	9,537	217,444
Walgreen Co.	16,072	417,229
Whole Foods Market, Inc.	2,249	37,783
		1,729,635

Food Products - 1.3%
Campbell Soup Co.	3,620	99,043
Corn Products International, Inc.	1,198	25,398
Del Monte Foods Co.	3,225	23,510
Flowers Foods, Inc.	1,386	32,543
General Mills, Inc.	5,016	250,198
H.J. Heinz Co.	5,075	167,780
Hershey Co.	2,513	87,327
J.M. Smucker Co.	1,909	71,148
Kellogg Co.	3,858	141,319
McCormick & Co., Inc.	1,757	51,954
		950,220

Equity Securities - Cont'd	Shares	Value
Gas Utilities - 0.5%
AGL Resources, Inc.	1,237	$32,818
Atmos Energy Corp.	1,483	34,287
Energen Corp.	1,055	30,732
EQT Corp.	2,100	65,793
Nicor, Inc.	727	24,158
Oneok, Inc.	1,570	35,529
Piedmont Natural Gas Co., Inc.	1,115	28,867
Questar Corp.	2,786	81,992
WGL Holdings, Inc.	811	26,601
		360,777

Health Care Equipment & Supplies - 2.6%
Beckman Coulter, Inc.	1,014	51,724
Becton Dickinson & Co.	3,667	246,569
Cooper Co's, Inc.	706	18,667
DENTSPLY International, Inc.	2,255	60,547
Edwards Lifesciences Corp.*	910	55,173
Gen-Probe, Inc.*	870	39,655
Haemonetics Corp.*	411	22,638
Hologic, Inc.*	4,132	54,088
Hospira, Inc.*	2,575	79,464
IDEXX Laboratories, Inc.*	962	33,266
Immucor, Inc.*	1,131	28,445
Intuitive Surgical, Inc.*	633	60,363
Inverness Medical Innovations, Inc.*	1,247	33,208
Kinetic Concepts, Inc.*	817	17,255
Medtronic, Inc.	18,206	536,531
NuVasive, Inc.*	580	18,200
ResMed, Inc.*	1,225	43,291
St. Jude Medical, Inc.*	5,571	202,394
Stryker Corp.	4,925	167,647
Teleflex, Inc.	642	25,096
Varian Medical Systems, Inc.*	1,991	60,606
		1,854,827

Health Care Providers & Services - 1.8%
AmerisourceBergen Corp.	2,470	80,670
Cardinal Health, Inc.	5,781	181,986
Cigna Corp.	4,398	77,361
Coventry Health Care, Inc.*	2,397	31,017
DaVita, Inc.*	1,689	74,232
Express Scripts, Inc.*	3,374	155,778
Health Management Associates, Inc.*	3,809	9,827
Health Net, Inc.*	1,631	23,617
Healthways, Inc.*	543	4,762
Henry Schein, Inc.*	1,458	58,335
Laboratory Corp. of America Holdings*	1,748	102,241
LifePoint Hospitals, Inc.*	816	17,022
Lincare Holdings, Inc.*	1,203	26,225
Magellan Health Services, Inc.*	620	22,593
McKesson Corp.	4,432	155,297
Omnicare, Inc.	1,727	42,294
Owens & Minor, Inc.	662	21,932

Equity Securities - Cont'd	Shares	Value
Health Care Providers & Services - Cont'd
Patterson Co's, Inc.*	1,619	$30,534
Psychiatric Solutions, Inc.*	794	12,490
Quest Diagnostics, Inc.	2,378	112,907
Universal Health Services, Inc., Class B	763	29,253
VCA Antech, Inc.*	1,369	30,871
WellCare Health Plans, Inc.*	675	7,594
		1,308,838

Health Care Technology - 0.1%
Cerner Corp.*	1,032	45,377
HLTH Corp.*	1,458	15,090
IMS Health, Inc.	2,935	36,600
		97,067

Hotels, Restaurants & Leisure - 0.3%
Brinker International, Inc.	1,577	23,813
Chipotle Mexican Grill, Inc.*	219	14,537
Starbucks Corp.*	11,823	131,354
Vail Resorts, Inc.*	452	9,234
		178,938

Household Durables - 0.4%
Black & Decker Corp.	970	30,613
D.R. Horton, Inc.	4,492	43,572
Garmin Ltd.	1,941	41,169
Harman International Industries, Inc.	907	12,272
KB Home	1,210	15,948
Mohawk Industries, Inc.*	860	25,688
Pulte Homes, Inc.	3,409	37,260
Snap-on, Inc.	929	23,318
Stanley Works	1,267	36,895
Tupperware Brands Corp.	936	15,903
Whirlpool Corp.	1,189	35,182
		317,820

Household Products - 4.5%
Church & Dwight Co., Inc.	1,133	59,177
Clorox Co.	2,239	115,264
Colgate-Palmolive Co.	8,243	486,172
Kimberly-Clark Corp.	6,731	310,366
Procter & Gamble Co.	47,442	2,234,044
		3,205,023

Industrial Conglomerates - 0.8%
3M Co.	10,391	516,640
Carlisle Co's, Inc.	987	19,375
		536,015

Insurance - 3.8%
ACE Ltd.	5,397	218,039
Aflac, Inc.	7,556	146,284
Alleghany Corp.*	95	25,691
Allied World Assurance Co. Holdings Ltd.	573	21,791

Equity Securities - Cont'd	Shares	Value
Insurance - Cont'd
American Financial Group, Inc.	1,287	$20,656
American National Insurance Co.	239	12,526
AON Corp.	3,856	157,402
Arch Capital Group Ltd.*	805	43,357
Arthur J. Gallagher & Co.	1,481	25,177
Aspen Insurance Holdings Ltd.	1,218	27,356
AXIS Capital Holdings Ltd.	2,289	51,594
Brown & Brown, Inc.	1,834	34,681
Chubb Corp.	5,766	244,017
Cincinnati Financial Corp.	2,458	56,214
Conseco, Inc.*	2,880	2,650
Endurance Specialty Holdings Ltd.	804	20,052
Erie Indemnity Co.*	499	17,056
Everest Re Group Ltd.	944	66,835
Fidelity National Financial, Inc.	3,422	66,763
First American Corp.	1,325	35,126
Genworth Financial, Inc.	6,577	12,496
Hanover Insurance Group, Inc.	834	24,036
Hartford Financial Services Group, Inc.	5,264	41,322
HCC Insurance Holdings, Inc.	1,859	46,828
IPC Holdings Ltd.	756	20,442
Lincoln National Corp.	4,100	27,429
Markel Corp.*	158	44,853
MBIA, Inc.*	3,626	16,607
Montpelier Re Holdings Ltd.	1,325	17,172
PartnerRe Ltd.	891	55,304
Platinum Underwriters Holdings Ltd.	754	21,383
Principal Financial Group, Inc.	3,798	31,068
ProAssurance Corp.*	489	22,797
Progressive Corp.	10,283	138,204
Protective Life Corp.	1,085	5,696
Prudential Financial, Inc.	6,890	131,048
RenaissanceRe Holdings Ltd.	991	48,995
StanCorp Financial Group, Inc.	793	18,065
Torchmark Corp.	1,376	36,093
Transatlantic Holdings, Inc.	426	15,195
Travelers Co.'s, Inc.	9,476	385,105
Unitrin, Inc.	687	9,604
Unum Group	5,359	66,989
White Mountains Insurance Group Ltd.	119	20,457
Willis Group Holdings Ltd.	2,692	59,224
WR Berkley Corp.	2,280	51,414
XL Capital Ltd.	5,354	29,233
		2,690,326

Internet & Catalog Retail - 0.7%
Amazon.com, Inc.*	5,002	367,347
Expedia, Inc.*	3,255	29,555
Liberty Media Corp. - Interactive*	9,135	26,492
NetFlix, Inc.*	748	32,104
priceline.com, Inc.*	657	51,758
		507,256

Equity Securities - Cont'd	Shares	Value
Internet Software & Services - 2.7%
Akamai Technologies, Inc.*	2,734	$53,040
Digital River, Inc.*	578	17,236
eBay, Inc.*	17,791	223,455
Equinix, Inc.*	520	29,198
Google, Inc.*	3,855	1,341,771
ValueClick, Inc.*	1,401	11,922
Yahoo!, Inc.*	20,918	267,960
		1,944,582

IT Services - 2.0%
Alliance Data Systems Corp.*	1,022	37,763
Automatic Data Processing, Inc.	8,261	290,457
Broadridge Financial Solutions, Inc.	2,272	42,282
Cognizant Technology Solutions Corp.*	4,653	96,736
Convergys Corp.*	1,857	15,005
DST Systems, Inc.*	640	22,157
Fidelity National Information Services, Inc.	3,071	55,892
Fiserv, Inc.*	2,592	94,504
Global Payments, Inc.	1,291	43,132
Hewitt Associates, Inc.*	1,390	41,366
Iron Mountain, Inc.*	2,947	65,335
Lender Processing Services, Inc.	1,534	46,956
MasterCard, Inc.	1,307	218,896
Metavante Technologies, Inc.*	1,443	28,802
NeuStar, Inc.*	1,276	21,373
Paychex, Inc.	5,253	134,845
Total System Services, Inc.	3,186	43,999
Unisys Corp.*	3,917	2,076
Western Union Co.	11,583	145,598
		1,447,174

Leisure Equipment & Products - 0.1%
Eastman Kodak Co.	4,357	16,556
Mattel, Inc.	5,849	67,439
Polaris Industries, Inc.	506	10,849
		94,844

Life Sciences - Tools & Services - 0.9%
Bio-Rad Laboratories, Inc.*	293	19,309
Illumina, Inc.*	2,002	74,554
Life Technologies Corp.*	2,789	90,587
Millipore Corp.*	883	50,693
Pharmaceutical Product Development, Inc.	1,685	39,968
Techne Corp.	587	32,115
Thermo Fisher Scientific, Inc.*	6,810	242,913
Varian, Inc.*	444	10,540
Waters Corp.*	1,616	59,711
		620,390

Machinery - 2.2%
Actuant Corp.	836	8,636
AGCO Corp.*	1,480	29,008

Equity Securities - Cont'd	Shares	Value
Machinery - Cont'd
Bucyrus International, Inc.	1,212	$18,398
CLARCOR, Inc.	825	20,782
Cummins, Inc.	2,958	75,281
Danaher Corp.	3,997	216,717
Deere & Co.	6,815	224,009
Donaldson Co., Inc.	1,092	29,309
Dover Corp.	3,010	79,404
Eaton Corp.	2,653	97,790
Flowserve Corp.	915	51,350
Gardner Denver, Inc.*	809	17,588
Graco, Inc.	972	16,592
Harsco Corp.	1,360	30,151
IDEX Corp.	1,336	29,218
Illinois Tool Works, Inc.	7,118	219,590
Lincoln Electric Holdings, Inc.	656	20,789
Nordson Corp.	502	14,272
PACCAR, Inc.	5,575	143,612
Pall Corp.	1,920	39,226
Parker Hannifin Corp.	2,608	88,620
Pentair, Inc.	1,614	34,975
SPX Corp.	877	41,228
Terex Corp.*	1,477	13,662
Toro Co.	564	13,637
Valmont Industries, Inc.	293	14,712
		1,588,556

Marine - 0.1%
Alexander & Baldwin, Inc.	622	11,837
Genco Shipping & Trading Ltd.	492	6,071
Kirby Corp.*	869	23,150
		41,058

Media - 2.2%
CBS Corp., Class B	9,237	35,470
DIRECTV Group, Inc.*	8,867	202,079
Discovery Communications, Inc.*	2,169	34,747
DISH Network Corp.*	3,400	37,774
DreamWorks Animation SKG, Inc.*	907	19,628
Gannett Co., Inc.	3,493	7,685
John Wiley & Sons, Inc.	798	23,764
Lamar Advertising Co.*	976	9,516
Liberty Global, Inc.*	2,270	33,051
Liberty Media Corp. - Capital, Series A*	1,486	10,372
Liberty Media Corp - Entertainment*	7,985	159,301
McGraw-Hill Co.'s, Inc.	5,190	118,695
New York Times Co.	1,873	8,466
Omnicom Group, Inc.	5,031	117,725
Scripps Networks Interactive, Inc.	1,439	32,392
Time Warner Cable, Inc.	4,853	120,354
Time Warner, Inc.	19,337	373,204
Viacom, Inc., Class B*	8,909	154,838
Virgin Media, Inc.	4,732	22,714
Washington Post Co., Class B	95	33,926
		1,555,701

Equity Securities - Cont'd	Shares	Value
Metals & Mining - 0.1%
Compass Minerals International, Inc.	524	$29,538
Reliance Steel & Aluminum Co.	1,037	27,304
Schnitzer Steel Industries, Inc.	337	10,579
		67,421

Multiline Retail - 1.1%
Big Lots, Inc.*	1,317	27,367
Dollar Tree, Inc.*	1,456	64,865
Family Dollar Stores, Inc.	2,144	71,545
Kohl's Corp.*	4,647	196,661
Nordstrom, Inc.	2,725	45,644
Saks, Inc.*	1,956	3,658
Target Corp.	11,084	381,179
		790,919

Multi-Utilities - 0.5%
Consolidated Edison, Inc.	4,429	175,433
Integrys Energy Group, Inc.	1,237	32,211
MDU Resources Group, Inc.	2,659	42,916
NiSource, Inc.	4,433	43,443
OGE Energy Corp.	1,533	36,516
		330,519

Office Electronics - 0.1%
Xerox Corp.	14,119	64,241
Zebra Technologies Corp.*	979	18,621
		82,862

Oil, Gas & Consumable Fuels - 2.0%
Bill Barrett Corp.*	510	11,342
Chesapeake Energy Corp.	9,825	167,615
Cimarex Energy Co.	1,337	24,574
Comstock Resources, Inc.*	744	22,171
Denbury Resources, Inc.*	3,954	58,756
Encore Acquisition Co.*	813	18,919
EOG Resources, Inc.	4,004	219,259
EXCO Resources, Inc.*	2,765	27,650
Mariner Energy, Inc.*	1,438	11,145
Overseas Shipholding Group, Inc.	366	8,297
Pioneer Natural Resources Co.	1,905	31,375
Plains Exploration & Production Co.*	1,740	29,980
Quicksilver Resources, Inc.*	1,799	9,966
Range Resources Corp.	2,498	102,818
Southern Union Co.	1,626	24,748
Southwestern Energy Co.*	5,535	164,334
Spectra Energy Corp.	10,345	146,278
St. Mary Land & Exploration Co.	966	12,780
Swift Energy Co.*	481	3,511
Teekay Corp.	658	9,363
Whiting Petroleum Corp.*	817	21,119
XTO Energy, Inc.	9,351	286,328
		1,412,328

Equity Securities - Cont'd	Shares	Value
Paper & Forest Products - 0.2%
Domtar Corp.*	7,463	$7,090
MeadWestvaco Corp.	2,612	31,318
Weyerhaeuser Co.	3,392	93,517
		131,925

Personal Products - 0.3%
Alberto-Culver Co.	1,378	31,156
Avon Products, Inc.	6,908	132,841
Estee Lauder Co.'s, Inc.	1,782	43,926
NBTY, Inc.*	872	12,278
		220,201

Pharmaceuticals - 7.0%
Allergan, Inc.	4,985	238,084
Bristol-Myers Squibb Co.	31,855	698,262
Endo Pharmaceuticals Holdings, Inc.*	1,681	29,720
Forest Laboratories, Inc.*	4,882	107,209
Johnson & Johnson	44,771	2,354,954
Medicis Pharmaceutical Corp.	849	10,502
Perrigo Co.	1,369	33,992
Pfizer, Inc.	109,118	1,486,187
		4,958,910

Professional Services - 0.3%
Corporate Executive Board Co.	531	7,699
Dun & Bradstreet Corp.	860	66,220
FTI Consulting, Inc.*	822	40,673
Manpower, Inc.	1,262	39,791
Monster Worldwide, Inc.*	1,994	16,251
Robert Half International, Inc.	2,450	43,683
Watson Wyatt Worldwide, Inc.	686	33,868
		248,185

Real Estate Management & Development - 0.1%
Brookfield Properties Corp.	3,291	18,890
CB Richard Ellis Group, Inc.*	3,462	13,952
Forest City Enterprises, Inc.	895	3,222
Jones Lang LaSalle, Inc.	537	12,491
St. Joe Co.*	1,484	24,842
		73,397

Road & Rail - 0.1%
Con-way, Inc.	694	12,443
Hertz Global Holdings, Inc.*	2,025	7,958
Kansas City Southern*	1,476	18,760
Ryder System, Inc.	900	25,479
		64,640

Semiconductors & Semiconductor Equipment - 4.3%
Advanced Micro Devices, Inc.*	8,977	27,380
Altera Corp.	4,852	85,153
Analog Devices, Inc.	4,696	90,492
Applied Materials, Inc.	21,751	233,823
Atheros Communications, Inc.*	976	14,308

Equity Securities - Cont'd	Shares	Value
Semiconductors & Semiconductor Equipment - Cont'd
Atmel Corp.*	7,269	$26,386
Cypress Semiconductor Corp.*	2,344	15,869
Fairchild Semiconductor International, Inc.*	1,934	7,214
Integrated Device Technology, Inc.*	2,670	12,149
Intel Corp.	90,034	1,355,012
Intersil Corp.	2,003	23,035
KLA-Tencor Corp.	2,733	54,660
Lam Research Corp.*	2,023	46,064
Linear Technology Corp.	3,337	76,684
LSI Corp.*	10,442	31,744
Marvell Technology Group Ltd.*	7,794	71,393
MEMC Electronic Materials, Inc.*	3,656	60,287
Microchip Technology, Inc.	2,944	62,383
Micron Technology, Inc.*	12,363	50,194
National Semiconductor Corp.	3,712	38,122
Novellus Systems, Inc.*	1,612	26,808
NVIDIA Corp.*	8,783	86,600
ON Semiconductor Corp.*	6,588	25,693
PMC - Sierra, Inc.*	3,513	22,413
Silicon Laboratories, Inc.*	721	19,034
Skyworks Solutions, Inc.*	2,670	21,520
Teradyne, Inc.*	2,632	11,528
Texas Instruments, Inc.	21,018	347,007
Varian Semiconductor Equipment Associates, Inc.*	1,175	25,451
Xilinx, Inc.	4,474	85,722
		3,054,128

Software - 5.4%
Adobe Systems, Inc.*	8,485	181,494
Amdocs Ltd.*	3,034	56,190
ANSYS, Inc.*	1,452	36,445
Autodesk, Inc.*	3,663	61,575
BMC Software, Inc.*	2,988	98,604
Cadence Design Systems, Inc.*	4,173	17,527
Check Point Software Technologies Ltd.*	2,758	61,255
Citrix Systems, Inc.*	2,929	66,313
Compuware Corp.*	3,891	25,642
Electronic Arts, Inc.*	5,209	94,752
FactSet Research Systems, Inc.	701	35,043
Informatica Corp.*	1,392	18,458
Intuit, Inc.*	4,766	128,682
Jack Henry & Associates, Inc.	1,330	21,706
MICROS Systems, Inc.*	1,305	24,469
Microsoft Corp.	128,069	2,352,627
Novell, Inc.*	5,588	23,805
Nuance Communications, Inc.*	3,533	38,368
Parametric Technology Corp.*	1,877	18,732
Red Hat, Inc.*	3,085	55,036
Salesforce.com, Inc.*	1,669	54,626
Sybase, Inc.*	1,281	38,801
Symantec Corp.*	13,289	198,538
Synopsys, Inc.*	2,278	47,223
TIBCO Software, Inc.*	2,758	16,189
VMware, Inc.*	838	19,794
		3,791,894

Equity Securities - Cont'd	Shares	Value
Specialty Retail - 3.4%
Advance Auto Parts, Inc.	1,529	$62,811
American Eagle Outfitters, Inc.	2,850	34,884
AnnTaylor Stores Corp.*	743	3,864
Bed Bath & Beyond, Inc.*	4,240	104,940
Best Buy Co., Inc.	5,440	206,502
Carmax, Inc.*	3,200	39,808
GameStop Corp.*	2,469	69,181
Gap, Inc.	8,395	109,051
Home Depot, Inc.	27,536	648,748
J Crew Group, Inc.*	835	11,005
Limited Brands, Inc.	4,421	38,463
Lowe's Co.'s, Inc.	23,712	432,744
Office Depot, Inc.*	4,252	5,570
OfficeMax, Inc.	1,200	3,744
O'Reilly Automotive, Inc.*	2,166	75,832
PetSmart, Inc.*	2,060	43,178
RadioShack Corp.	1,992	17,071
Ross Stores, Inc.	2,094	75,133
Staples, Inc.	11,463	207,595
Tiffany & Co.	2,007	43,271
TJX Co.'s, Inc.	6,799	174,326
Williams-Sonoma, Inc.	1,484	14,959
		2,422,680

Textiles, Apparel & Luxury Goods - 0.4%
Deckers Outdoor Corp.*	195	10,343
Fossil, Inc.*	774	12,152
Jones Apparel Group, Inc.	1,382	5,832
Liz Claiborne, Inc.	1,200	2,964
Nike, Inc., Class B	4,379	205,331
Phillips-Van Heusen Corp.	800	18,144
		254,766

Thrifts & Mortgage Finance - 0.4%
Astoria Financial Corp.	1,326	12,186
First Niagara Financial Group, Inc.	1,848	20,143
Hudson City Bancorp, Inc.	7,800	91,182
MGIC Investment Corp.	1,422	2,019
New York Community Bancorp, Inc.	5,571	62,228
People's United Financial, Inc.	2,772	49,813
Washington Federal, Inc.	1,425	18,938
		256,509

Trading Companies & Distributors - 0.3%
Fastenal Co.	2,252	72,413
MSC Industrial Direct Co.	681	21,158
United Rentals, Inc.*	870	3,663
W.W. Grainger, Inc.	1,044	73,268
WESCO International, Inc.*	656	11,887
		182,389

Equity Securities - Cont'd	Shares	Value
Water Utilities - 0.1%
Aqua America, Inc.	2,163	$43,260

Wireless Telecommunication Services - 0.7%
American Tower Corp.*	6,411	195,087
Crown Castle International Corp.*	3,938	80,375
Leap Wireless International, Inc.*	867	30,232
MetroPCS Communications, Inc.*	3,979	67,961
NII Holdings, Inc.*	2,682	40,230
SBA Communications Corp.*	1,887	43,967
Telephone & Data Systems, Inc.	857	22,719
		480,571

Total Equity Securities (Cost $99,446,099)		69,066,545

	Principal
U.S. Treasury - 0.9%	Amount
United States Treasury Bills, 7/23/09 (l)	$650,000	649,428

Total U.S. Treasury (Cost $649,428)		649,428

TOTAL INVESTMENTS (Cost $100,095,527) - 98.4%		69,715,973
Other assets and liabilities, net - 1.6%		1,157,598
Net Assets - 100%		$70,873,571

Net Assets Consist of:
Paid-in capital applicable to the following shares of common stock, with 250,000,000 shares of $0.01 par value shares authorized:
Class A: 7,080,458 shares outstanding		$69,572,608
Class B: 393,744 shares outstanding		4,121,806
Class C: 597,977 shares outstanding		6,676,584
Class I: 2,095,229 shares outstanding		30,939,424
Undistributed net investment income		300,406
Accumulated net realized gain (loss) on investments		(10,438,368)
Net unrealized appreciation (depreciation) on investments		(30,298,889)
Net Assets		$70,873,571

Net Asset Value Per Share
Class A (based on net assets of $49,403,611)		$6.98
Class B (based on net assets of $2,647,145)		$6.72
Class C (based on net assets of $4,018,340)		$6.72
Class I (based on net assets of $14,804,475)		$7.07

Futures	# of Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation (Depreciation)
Purchased:
E-mini NASDAQ 100 Index^	17	6/09	$420,750	$25,038
E-mini S&P 500 Index^	33	6/09	1,311,420	55,627
Total Purchased				$80,665

* Non-income producing security.

(l) Collateral for futures contracts.

^ Futures collateralized by 650,000 units of U.S. Treasury Bills.

See notes to financial statements.

Statement of Operations
Six Months Ended March 31, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $179)	$894,735
Interest income	2,318
Total investment income	897,053

Expenses:
Investment advisory fee	80,559
Transfer agency fees and expenses	79,034
Distribution Plan expenses:
Class A	60,972
Class B	14,247
Class C	21,823
Directors' fees and expenses	7,544
Administrative fees	70,798
Accounting fees	5,758
Custodian fees	33,296
Registration fees	24,270
Reports to shareholders	15,975
Professional fees	13,045
Contract services	28,255
Miscellaneous	3,063
Total expenses	458,639
Reimbursement from Advisor:
Class A	(128,856)
Class B	(11,770)
Class C	(12,937)
Class I	(38,757)
Fees paid indirectly	(3,884)
Net expenses	262,435

Net Investment Income	634,618

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(2,834,347)
Futures	(935,822)
(3,770,169)

Change in unrealized appreciation or (depreciation) on:
Investments	(24,105,410)
Futures	163,858
(23,941,552)

Net Realized and Unrealized Gain
(Loss)	(27,711,721)

Increase (Decrease) in Net Assets
Resulting From Operations	($27,077,103)

See notes to financial statements.

Statements of Changes in Net Assets
	Six Months Ended	Year Ended
	March 31,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$634,618	$985,088
Net realized gain (loss) on investments	(3,770,169)	56,807
Change in unrealized appreciation (depreciation)	(23,941,552)	(23,326,897)

Increase (Decrease) in Net Assets
Resulting From Operations	(27,077,103)	(22,285,002)

Distributions to shareholders from:
Net investment income:
Class A shares	(672,769)	(627,658)
Class B shares	(12,747)	(5,726)
Class C shares	(18,925)	(8,395)
Class I shares	(368,607)	(324,696)
Total distributions	(1,073,048)	(966,475)
Capital share transactions:
Shares sold:
Class A shares	29,379,197	12,529,099
Class B shares	133,453	410,770
Class C shares	586,419	960,202
Class I shares	1,759,621	7,699,445
Reinvestment of distributions:
Class A shares	617,022	555,251
Class B shares	10,698	4,431
Class C shares	12,761	5,474
Class I shares	345,485	317,311
Redemption fees:
Class A shares	2,860	520
Class B shares	--	46
Class C shares	--	5
Shares redeemed:
Class A shares	(7,489,136)	(13,696,322)
Class B shares	(273,041)	(969,030)
Class C shares	(695,335)	(1,763,743)
Class I shares	(1,405,734)	(4,207,893)
Total capital share transactions	22,984,270	1,845,566

Total Increase (Decrease) in Net Assets	(5,165,881)	(21,405,911)

Net Assets
Beginning of period	76,039,452	97,445,363
End of period (including undistributed net investment
income of $300,406 and $738,836, respectively)	$70,873,571	$76,039,452

See notes to financial statements.

	Six Months Ended	Year Ended
	March 31,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A shares	3,756,497	1,030,580
Class B shares	18,650	35,313
Class C shares	80,216	80,177
Class I shares	220,447	654,429
Reinvestment of distributions:
Class A shares	84,178	42,548
Class B shares	1,511	351
Class C shares	1,805	434
Class I shares	46,624	23,930
Shares redeemed:
Class A shares	(1,015,072)	(1,156,640)
Class B shares	(37,534)	(85,018)
Class C shares	(97,705)	(153,885)
Class I shares	(175,590)	(335,265)
Total capital share activity	2,884,027	136,954

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Social Index Fund (the "Fund"), the sole series of Calvert Social Index Series, Inc., is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares of capital stock. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge at the time of redemption, depending on how long investors have owned the shares. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class B and Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment may be waived for certain institutional accounts, where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Directors to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Short-term notes are stated at amortized cost, which approximates fair value. The Fund may invest in securities whose resale is subject to restrictions. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Directors.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At March 31, 2009, no securities were fair valued in good faith under the direction of the Board of Directors.

Effective October 1, 2008, the Fund adopted Financial Accounting Standards Board Statement on Financial Accounting Standards No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2009:

	Investments	Other
Valuation Inputs	in Securities	Financial Instruments*
Level 1 - Quoted Prices	$69,066,545	$80,665
Level 2 - Other Significant Observable Inputs	649,428	--
Level 3 - Significant Unobservable Inputs	--	--
Total	$69,715,973	$80,665

* Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, which are valued at the unrealized appreciation/ depreciation on the instrument.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Futures Contracts: The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts' terms.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund (within seven days for Class I shares). The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. The fee is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

The Fund is subject to the provisions of FASB Interpretation No. 48, Accounting for Uncertainties in Income Taxes (FIN 48). FIN 48 sets forth a minimum threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken in a tax return. The implementation of FIN 48 did not result in any unrecognized tax benefits in the accompanying financial statements or in any of the open tax years; thus, no provision for income tax is required. Each of the Fund's federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

New Accounting Pronouncements: In March 2008, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 161, "Disclosures about Derivative Instruments and Hedging Activities." The new standard is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand the effect on the Fund's financial position, financial performance, and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of SFAS No. 161 will have on the Fund's financial statements and related disclosures.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by UNIFI Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Directors of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly, of .225% of the Fund's average daily net assets. Under the terms of the agreement, $12,671 was payable at period end. In addition, $2,963 was receivable from the Advisor at period end for reimbursement of operating expenses paid during March 2009.

The Advisor has contractually agreed to limit net annual fund operating expenses for Class A, Class B and Class C through January 31, 2010 and for Class I through January 31, 2016. The contractual expense cap is .75% for Class A, 1.75% for Class B, 1.75% for Class C and .21% for Class I. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .225% for Class A, Class B, and Class C shares and .10% for Class I shares based on their average daily net assets. Under the terms of the agreement, $11,197 was payable at period end.

Calvert Distributors, Inc., an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Distribution Plans, adopted by Class A, Class B and Class C shares, allow the Fund to pay the Distributor for expenses and services associated with distribution of shares. The expenses paid may not exceed .25%, 1.00% and 1.00% annually of average daily net assets of each Class A, Class B and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, 1.00%, and 1.00% of the Fund's average daily net assets of Class A, Class B, and Class C, respectively. Class I does not have Distribution Plan expenses. Under the terms of the agreement, $15,136 was payable at period end.

The Distributor received $6,455 as its portion of commissions charged on sales of the Fund's Class A shares for the six months ended March 31, 2009.

Calvert Shareholder Services, Inc. ("CSSI"), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CSSI received fees of $13,875 for the six months ended March 31, 2009. Under the terms of the agreement, $2,334 was payable at period end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.

Each Director of the Fund who is not an employee of the Advisor or its affiliates receives an annual retainer of $44,000 plus a meeting fee of $2,000 for each Board meeting attended. Additional fees of up to $5,000 annually may be paid to the committee chairs and $2,500 annually may be paid to committee members, plus a committee meeting fee of $500 for each committee meeting attended. Director's fees are allocated to each of the funds served.

Note C -- Investment Activity

During the period, cost of purchases and proceeds from sales of investments, other than short-term securities, were $26,348,811 and $4,098,425, respectively.

The cost of investments owned at March 31, 2009 for federal income tax purposes was $104,591,916. Net unrealized depreciation aggregated $34,875,943, of which $1,449,541 related to appreciated securities and $36,325,484 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $1,123,572, $900,355 and $534,245 at September 30, 2008 may be utilized to offset future capital gains until expiration in September 2011, September 2012, and September 2014, respectively.

Note D -- Line of Credit

A financing agreement is in place with certain Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under the committed facility bear interest at the overnight Federal Funds Rate plus .50% per annum. A commitment fee of .10% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit at March 31, 2009. For the six months ended March 31, 2009, borrowings by the Fund under the Agreement were as follows:

Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
$1,173	0.76%	$213,440	February 2009

Financial Highlights
			Periods Ended
		March 31,	September 30,	September 30,
Class A Shares		2009 (z)	2008	2007 (z)
Net asset value, beginning		$10.44	$13.67	$12.23
Income from investment operations
Net investment income		.07	.14	.15
Net realized and unrealized gain (loss)		(3.43)	(3.23)	1.41
Total from investment operations		(3.36)	(3.09)	1.56
Distributions from
Net investment income		(.10)	(.14)	(.12)
Total distributions		(.10)	(.14)	(.12)
Total increase (decrease) in net asset value		(3.46)	(3.23)	1.44
Net asset value, ending		$6.98	$10.44	$13.67

Total return*		(32.22%)	(22.81%)	12.80%
Ratios to average net assets:A
Net investment income		1.75% (a)	1.14%	1.12%
Total expenses		1.29% (a)	1.10%	1.09%
Expenses before offsets		.76% (a)	.76%	.77%
Net expenses		.75% (a)	.75%	.75%
Portfolio turnover		6%	14%	9%
Net assets, ending (in thousands)		$49,404	$44,439	$59,291

			Years Ended
		September 30,	September 30,	September 30,
Class A Shares		2006 (z)	2005 (z)	2004 (z)
Net asset value, beginning		$11.29	$10.43	$9.55
Income from investment operations
Net investment income	.	.11	.13	.06
Net realized and unrealized gain (loss)		.92	.84	.87
Total from investment operations		1.03	.97	.93
Distributions from
Net investment income		(.09)	(.11)	(.05)
Total distributions		(.09)	(.11)	(.05)
Total increase (decrease) in net asset value		.94	.86	.88
Net asset value, ending		$12.23	$11.29	$10.43

Total return*		9.14%	9.31%	9.73%
Ratios to average net assets:A
Net investment income		.96%	1.21%	.64%
Total expenses		1.22%	1.34%	1.48%
Expenses before offsets		.78%	.77%	.77%
Net expenses		.75%	.75%	.75%
Portfolio turnover		12%	14%	14%
Net assets, ending (in thousands)		$48,265	$44,108	$39,684

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class B Shares	2009 (z)	2008	2007 (z)
Net asset value, beginning	$10.01	$13.11	$11.74
Income from investment operations
Net investment income (loss)	.03	.01	.01
Net realized and unrealized gain (loss)	(3.29)	(3.10)	1.36
Total from investment operations	(3.26)	(3.09)	1.37
Distributions from
Net investment income	(.03)	(.01)	**
Total distributions	(.03)	(.01)	**
Total increase (decrease) in net asset value	(3.29)	(3.10)	1.37
Net asset value, ending	$6.72	$10.01	$13.11

Total return*	(32.56%)	(23.57%)	11.68%
Ratios to average net assets:A
Net investment income (loss)	.77% (a)	.14%	.12%
Total expenses	2.59% (a)	2.11%	2.08%
Expenses before offsets	1.76% (a)	1.76%	1.77%
Net expenses	1.75% (a)	1.75%	1.75%
Portfolio turnover	6%	14%	9%
Net assets, ending (in thousands)	$2,647	$4,117	$6,036

		Years Ended
	September 30,	September 30,	September 30,
Class B Shares	2006 (z)	2005 (z)	2004 (z)
Net asset value, beginning	$10.87	$10.05	$9.30
Income from investment operations
Net investment income (loss)	**	.02	(.03)
Net realized and unrealized gain (loss)	.87	.81	.83
Total from investment operations	.87	.83	.80
Distributions from
Net investment income	--	(.01)	(.05)
Total distributions	--	(.01)	(.05)
Total increase (decrease) in net asset value	.87	.82	.75
Net asset value, ending	$11.74	$10.87	$10.05

Total return*	8.00%	8.29%	8.57%
Ratios to average net assets:A
Net investment income (loss)	(.04%)	.21%	(.36%)
Total expenses	2.26%	2.43%	2.61%
Expenses before offsets	1.78%	1.77%	1.77%
Net expenses	1.75%	1.75%	1.75%
Portfolio turnover	12%	14%	14%
Net assets, ending (in thousands)	$4,949	$4,623	$4,072

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30
Class C Shares	2009 (z)	2008	2007 (z)
Net asset value, beginning	$10.01	$13.10	$11.73
Income from investment operations
Net investment income (loss)	.03	.01	.01
Net realized and unrealized gain (loss)	(3.29)	(3.09)	1.36
Total from investment operations	(3.26)	(3.08)	1.37
Distributions from
Net investment income	(.03)	(.01)	**
Total distributions	(.03)	(.01)	**
Total increase (decrease) in net asset value	(3.29)	(3.09)	1.37
Net asset value, ending	$6.72	$10.01	$13.10

Total return*	(32.59%)	(23.51%)	11.69%
Ratios to average net assets:A
Net investment income (loss)	.77% (a)	.14%	.12%
Total expenses	2.35% (a)	1.97%	1.96%
Expenses before offsets	1.76% (a)	1.76%	1.77%
Net expenses	1.75% (a)	1.75%	1.75%
Portfolio turnover	6%	14%	9%
Net assets, ending (in thousands)	$4,018	$6,141	$8,998

		Years Ended
	September 30,	September 30,	September 30,
Class C Shares	2006 (z)	2005 (z)	2004 (z)
Net asset value, beginning	$10.86	$10.05	$9.29
Income from investment operations
Net investment income (loss)	**	.02	(.03)
Net realized and unrealized gain (loss)	.87	.80	.84
Total from investment operations	.87	.82	.81
Distributions from
Net investment income	--	(.01)	(.05)
Total distributions	--	(.01)	(.05)
Total increase (decrease) in net asset value	.87	.81	.76
Net asset value, ending	$11.73	$10.86	$10.05

Total return*	8.01%	8.19%	8.69%
Ratios to average net assets:A
Net investment income (loss)	(.04%)	.21%	(.36%)
Total expenses	2.13%	2.30%	2.46%
Expenses before offsets	1.78%	1.77%	1.77%
Net expenses	1.75%	1.75%	1.75%
Portfolio turnover	12%	14%	14%
Net assets, ending (in thousands)	$6,751	$5,542	$4,896

See notes to financial highlights.

Financial Highlights
		Periods Ended
	March 31,	September 30,	September 30,
Class I Shares	2009 (z)	2008	2007 (z)
Net asset value, beginning	$10.65	$13.92	$12.38
Income from investment operations
Net investment income	.09	.18	.22
Net realized and unrealized gain (loss)	(3.49)	(3.25)	1.44
Total from investment operations	(3.40)	(3.07)	1.66
Distributions from
Net investment income	(.18)	(.20)	(.12)
Total distributions	(.18)	(.20)	(.12)
Total increase (decrease) in net asset value	(3.58)	(3.27)	1.54
Net asset value, ending	$7.07	$10.65	$13.92

Total return*	(32.00%)	(22.34%)	13.44%
Ratios to average net assets:A
Net investment income	2.31% (a)	1.68%	1.65%
Total expenses	.72% (a)	.57%	.57%
Expenses before offsets	.22% (a)	.22%	.23%
Net expenses	.21% (a)	.21%	.21%
Portfolio turnover	6%	14%	9%
Net assets, ending (in thousands)	$14,804	$21,342	$23,120

		Years Ended
	September 30,	September 30,	September 30,
Class I Shares	2006 (z)	2005 (z)	2004 (z)
Net asset value, beginning	$11.38	$10.59	$9.67
Income from investment operations
Net investment income	.17	.16	.10
Net realized and unrealized gain (loss)	.92	.87	.87
Total from investment operations	1.09	1.03	.97
Distributions from
Net investment income	(.09)	(.24)	(.05)
Total distributions	(.09)	(.24)	(.05)
Total increase (decrease) in net asset value	1.00	.79	.92
Net asset value, ending	$12.38	$11.38	$10.59

Total return*	9.61%	9.76%	10.03%
Ratios to average net assets:A
Net investment income	1.46%	1.50%	1.02%
Total expenses	.80%	1.35%	1.06%
Expenses before offsets	.26%	.40%	.39%
Net expenses	.24%	.38%	.38%
Portfolio turnover	12%	14%	14%
Net assets, ending (in thousands)	$12,462	$2,374	$1,231

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Less than $0.01 per share.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Basis for Board's Approval of Investment Advisory and Investment Subadvisory Contracts

At a meeting held on December 2, 2008, the Board of Directors, and by a separate vote, the disinterested Directors, approved the continuance of the Investment Advisory Agreement between Calvert Social Index Series, Inc. and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Fund.

In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Fund and the Advisor. The disinterested Directors reviewed a report prepared by the Advisor regarding various services provided to the Fund by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor's personnel and the Advisor's revenue and cost of providing services to the Fund, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable mutual funds.

The disinterested Directors were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and Investment Subadvisory Agreement. Prior to voting, the disinterested Directors reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor's financial condition; the level and method of computing the Fund's advisory fee; comparative performance, fee and expense information for the Fund; the profitability of the Calvert Group of Funds to the Advisor; the allocation of the Fund's brokerage, including the Advisor's process for monitoring "best execution"; the direct and indirect benefits, if any, derived by the Advisor from its relationship with the Fund; the effect of the Fund's growth and size on the Fund's performance and expenses; the affiliated distributor's process for monitoring sales load breakpoints; the Advisor's compliance programs and policies; the Advisor's performance of substantially similar duties for other funds; and any possible conflicts of interest.

In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor's supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board's familiarity with the Advisor's senior management through Board of Directors' meetings, discussions and other reports. The Advisor's administrative capabilities, including its ability to supervise the other service providers for the Fund, were also considered. The Board discussed the Advisor's effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Advisor under the Investment Advisory Agreement.

In considering the Fund's performance, the Board noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Fund's total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that for the one-, three- and five-year periods ended June 30, 2008, the Fund's performance was below the median of its peer universe. The data also indicated that the Fund underperformed its Lipper index for the same one-, three- and five-year periods. The Board took into account management's discussion of the Fund's performance and the factors that contributed to such underperformance. The Board noted the Advisor's continued monitoring of the Fund's performance. The Board also took into account the Advisor's discussion of the Fund's role within the Calvert Group of Funds social investment offerings. Based upon its review and in view of management's discussion, the Board concluded that appropriate action is being taken with respect to the Fund's performance.

In considering the Fund's fees and expenses, the Board compared the Fund's fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Fund's advisory fee (after taking into account waivers and/or reimbursements) and total expenses (net of waivers and/or reimbursements) were below the median of its peer group. The Board also took into account the Advisor's current undertakings to maintain expense limitations for the Fund, noting that the Advisor was currently reimbursing fund expenses in excess of the entire advisory fee. The Board also noted management's discussion of the Fund's expenses and certain factors that affected the level of such expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services provided by the Advisor and other factors considered.

The Board reviewed the Advisor's profitability on a fund-by-fund basis. In reviewing the overall profitability of the advisory fee to the Fund's Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing and administrative services to the Fund for which they received compensation. The information considered by the Board included Calvert's operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Group of Funds complex. The Board reviewed the profitability of the Advisor's relationship with the Fund in terms of the total amount of annual advisory fees it received with respect to the Fund and whether the Advisor had the financial wherewithal to continue to provide a high level of services to the Fund. The Board noted that the Advisor had reimbursed expenses of the Fund in excess of the entire advisory fee. The Board also noted the Advisor's current undertaking to maintain expense limitations for the Fund. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Fund. The Board also noted the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor's level of profitability from its relationship with the Fund was reasonable.

The Board considered the effect of the Fund's current size and potential growth on its performance and expenses. The Board concluded that adding breakpoints to the advisory fee at specified asset levels would not be appropriate at this time given the Fund's current size and that the Advisor was currently reimbursing fund expenses in excess of the entire advisory fee. The Board noted that if the Fund's assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.

In reapproving the Investment Advisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

In evaluating the Investment Subadvisory Agreement, the disinterested Directors reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.

The Board reapproved the Investment Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor's ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services to be provided by the Subadvisor; the Subadvisor's management style and long-term performance record; the Fund's performance record and the Subadvisor's performance in employing its investment strategies; the Subadvisor's current level of staffing and its overall resources; the qualifications and experience of the Subadvisor's personnel; the Subadvisor's financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor's compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Fund by the Subadvisor under the Investment Subadvisory Agreement.

As noted above, the Board considered, among other information, the Fund's performance during the one-, three- and five-year periods ended June 30, 2008 as compared to the Fund's peer group and noted that it reviewed on a quarterly basis detailed information about the Fund's performance results, portfolio composition and investment strategies. The Board also noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.

In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor and not the Fund. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm's length. Based upon its review, the Board determined that the subadvisory fee was reasonable. For each of the above reasons, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Fund were not material factors in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor's management of the Fund to be a material factor in its consideration, although the Board noted that the subadvisory fee schedule for the Fund contained breakpoints that reduced the subadvisory fee rate on assets above specified levels.

In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Directors, did not identify any single factor as controlling, and each Director attributed different weight to various factors.

Conclusions

The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Fund's assets in accordance with the Fund's investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken with respect to the Fund's performance; and (f) the Fund's advisory and subadvisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Subadvisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Fund and its shareholders.

Calvert Social Index Fund

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS
330 West 9th Street
Kansas City, MO 64105

Web Site
http://www.calvert.com

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio
Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
CTFR Limited-Term Portfolio
CTFR Long-Term Portfolio
CTFR Vermont Municipal Portfolio
National Muni. Intermediate Fund
Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High-Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Calvert Social Index Fund
Calvert Small Cap Value Fund
Calvert Mid Cap Value Fund
Calvert Global Alternative Energy Fund
Calvert International Opportunities Fund
Calvert Global Water Fund

Balanced and Asset Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund

printed on recycled paper using soy-based inks


Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Directors since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.
  The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.
  There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INDEX SERIES, INC.

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek Senior Vice President -- Principal Executive Officer
Date:	May 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
Senior Vice President -- Principal Executive Officer
Date: May 28, 2009

/s/ D. Wayne Silby
D. Wayne Silby
President -- Principal Executive Officer
Date: May 28, 2009

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: May 28, 2009